AMENDMENT NO. 3 TO CORPORATE GUARANTEE
                           AND SUBORDINATION AGREEMENT


Reference is made to that certain Corporate Guarantee and Subordination Agreement dated as of November 22, 1998 (the "original Guarantee"), as amended by that certain Consent of Guarantor and Amendment No. 1 to Corporate Guarantee and Subordination Agreement dated as of April 23, 1999 (the "First Amendment") and as further amended by that certain Consent of Guarantor and Amendment No. 2 to Corporate Guarantee and Subordination Agreement dated as of November 30, 1999 (the "Second Amendment" and together with the First amendment and the Original Guarantee, the "Guarantee Agreement") from Raintree Resorts International, Inc. a Nevada corporation ("Guarantor") in favor of FINOVA Capital Corporation , a Delaware corporation ("Lender"), with respect to the obligations of CR Resorts Cancun, S. de R.L. de C.V., CR Resorts Los Cabos, S. de R.L. de C.V., CR Resorts Puerto Vallarta, S. de R.L. de C.V., Corporacion Mexitur, S. de R.L. de C.V., CR Resorts Cancun Timeshare Trust, S. de R.L. de C.V., CR Resorts Cabos Timeshare Trust, S. de R.L. de C.V., CR Resorts Puerto Vallarta Timeshare Trust, S. de R.L. de C.V., Promotora Villa Vera, S. de R.L. de C.V. and Villa Vera Resort, S. de R.L. de C.V. to Lender.

The chart contained within paragraph 4.1(j) of the Original Guarantee, together with the next succeeding paragraph, as amended by the Second Amendment, shall be further amended and restated in its entirety to read as follows:

    Test Date:           Net Worth Covenant (US Dollars)
    ----------           ------------------
    12/31/1999               ($9,600,000)
    3/31/2000                ($11,800,000)
    6/30/2000                ($16,900,000)
    9/30/2000                ($24,200,000)
    12/31/2000               ($26,900,000)
    3/31/2001                ($23,400,000)
    6/30/2001                ($27,200,000)
    9/30/2001                ($29,700,000)
    12/31/2001               ($34,700,000)

         The Adjusted Net Worth covenant for each succeeding quarter test date following December 31, 2001, throughout the remaining term of the Agreement shall equal the Adjusted Net Worth set forth on reasonably prepared financial projections prepared by Guarantor and approved by Lender reflecting Guarantor's projected financial performance from December 31, 2001 throughout the remaining term of the Agreement, which projection shall be delivered to Lender no later than September 30, 2001. In the event Lender and Guarantor are unable to agree upon the Adjusted Net Worth covenant for the period following December 31, 2001, then such Adjusted Net Worth Covenant for all periods following December 31, 2001, shall equal the more positive of Guarantor's actual Adjusted Net Worth on September 30, 2001 or ($34,700,000).

Reference is also made to that certain Loan and Security Agreement among The Teton Club, LLC ("Teton"), Raintree and Lender dated as of June 29, 1999, (the "Teton Loan Agreement"). Lender agrees to enter into an appropriate amendment with each of Raintree and Teton, thereby amending the Teton Loan Agreement so that the "Adjusted Net Worth" covenant of Raintree, contained in the Teton Loan Agreement, is consistent with the same covenant contained in the Guarantee Agreement.

         All other terms and provisions of the Guarantee Agreement shall remain in full force and effect. By execution below, Guarantor hereby reaffirms, as if made on the date hereof, all the covenants, representations and warranties contained in the Guarantee Agreement.

         THIS INSTRUMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF STATE OF ARIZONA. FOR PURPOSES OF THIS PARAGRAPH, THIS INSTRUMENT SHALL BE DEEMED TO BE PERFORMED AND MADE IN THE STATE OF ARIZONA.

                            [SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CORPORATE GUARANTEE AND SUBORDINATION AGREEMENT]

         IN WITNESS WHEREOF, Guarantor and Lender have hereunto executed this instrument as of the 9th day of November, 2000.

                                            RAINTREE RESORTS INTERNATIONAL,
                                            INC., a Nevada corporation



                                            By       /s/ Douglas Y. Bech
                                                     -------------------
                                            Name     Douglas Y. Bech
                                                     -------------------
                                            Title     CEO
                                                      ------------------

                                            FINOVA CAPITAL CORPORATION, a
                                            Delaware corporation



                                            By      /s/ Susan Babbitt
                                                    -----------------
                                            Name    Susan Babbitt
                                                    -----------------
                                            Title    Vice President
                                                     ----------------